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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  July 21, 2004
                        (Date of earliest event reported)


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                              0-29288               06-0868496
--------                              -------               ----------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                         10020
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 218-7910
                                                             --------------


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Item 9.     Regulation FD Disclosure
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Griffin Land and Nurseries, Inc. ("Griffin") today issued a press release announcing the completion of the sale of its development rights in Walden Woods, a residential development in Windsor, Connecticut. Attached as Exhibit 99.1 to the report is Griffin's July 21, 2004 Press Release, which is incorporated herein by reference into this Item 9. The foregoing information is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of Griffin.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GRIFFIN LAND & NURSERIES, INC.


                              /s/  Anthony J. Galici
                              ----------------------
                              Anthony J. Galici
                              Vice President, Chief Financial Officer and
                              Secretary

Dated:  July 21, 2004


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NEWS FROM:                                             Exhibit 99.1
                                                       ------------

GRIFFIN LAND & NURSERIES, INC.               CONTACT:
                                             ANTHONY GALICI
                                             CHIEF FINANCIAL OFFICER
                                             (860) 653-4541

GRIFFIN ANNOUNCES COMPLETION OF SALE OF WALDEN WOODS
----------------------------------------------------

NEW YORK, NEW YORK (JULY 21, 2004) GRIFFIN LAND & NURSERIES, INC. (NASDAQ: GRIF) ("GRIFFIN")today reported that it had completed the previously announced sale of its remaining development rights in Walden Woods, Griffin's residential development in Windsor, Connecticut. The proceeds were approximately $3 million, before transaction costs, and Griffin expects to record a minor loss on this transaction.

Griffin operates a real estate business under its Griffin Land division and a landscape nursery business, Imperial Nurseries, Inc.

     Forward-Looking Statements:
     This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.


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